METROPOLITAN SERIES FUND

SUPPLEMENT DATED JUNE 10, 2016

TO THE

PROSPECTUS DATED MAY 1, 2016

WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES PORTFOLIO

Effective immediately, the following changes are made to the prospectus of the Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”), a series of Metropolitan Series Fund.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers

The Portfolio has been managed since 2006 by a team at Western Asset. This team is led by S. Kenneth Leech, Chief Investment Officer, along with Carl L. Eichstaedt, Portfolio Manager, Mark Lindbloom, Portfolio Manager, Michael Buchanan, Portfolio Manager and Chia-Liang Lian, Portfolio Manager. Messrs. Eichstaedt, Lindbloom and Buchanan have been on the team since 2006. Mr. Lian and Mr. Leech have been on the team since 2015 and 2014, respectively.

In the section entitled “Additional Information About Management,” the sixth through the eighth paragraphs in the subsection entitled “The Subadviser” are deleted in their entirety and replaced with the following:

The Portfolio has been managed since 2006 by a team of investment professionals at Western Asset. This team is led by Chief Investment Officer S. Kenneth Leech, along with Portfolio Managers Carl L. Eichstaedt, Mark Lindbloom, Michael Buchanan and Chia-Liang Lian.

Messrs. Leech and Eichstaedt have each served as Portfolio Managers for Western Asset for over 10 years. Mr. Lindbloom joined Western Asset in 2006. Mr. Buchanan joined Western Asset in 2005. Chia-Liang Lian, CFA, is currently Co-Head of Emerging Markets Debt and Co-Head of Investment Management, Asia (ex-Japan) as of April 2014 at Western Asset. Mr. Lian has 22 years of investment experience, having joined the Firm in 2011 after approximately six years with Pacific Investment Management Company (PIMCO), where he served as Head of Emerging Asia Portfolio Management.

Mr. Leech is responsible for strategic oversight of the Portfolio’s investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. Messrs. Eichstaedt, Lindbloom, Buchanan and Lian are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE